UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 18, 2020
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)
(415) 829-1400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Not applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2020, the Board of Directors (the “Board”) of Castlight Health, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Second Amended and Restated Bylaws”), which became effective on the same date. The Second Amended and Restated Bylaws provide, among other things:

•the chairperson of stockholder meetings may adjourn such meetings for any reason;
•special meetings of the Board may be called on an emergency basis if necessary;
•Board committees are empowered to create subcommittees thereof;
•greater clarity regarding the role of the chairperson of the Board and the lead independent director, if any;
•further advance notice, evidentiary, and information requirements for stockholder proposals and nominations; and
•the federal district courts of the United States shall be the sole and exclusive forum for any litigation arising under the Securities Act of 1933, as amended.

The foregoing summary and description of the provisions of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, a marked copy of the Second Amended and Restated Bylaws showing all changes made to the Company's prior bylaws as in effective immediately prior thereto is attached as Exhibit 3.2.

Item 7.01    Regulation FD Disclosure.

In the fourth quarter of 2020, the Company entered into an agreement with Boston Children’s Hospital (“BCH”) to provide a set of services to support the United States’ COVID-19 vaccination program. This agreement operates as a subcontract of an agreement between the Centers for Disease Control and Prevention (“CDC”) and BCH.
Under this agreement, the Company is developing a COVID-19 vaccination provider finder platform, which will enable providers delivering COVID-19 vaccinations to register and report vaccination inventory data. This data will be provided to the CDC to support the COVID-19 vaccination program. When it is appropriate, this data will be delivered through VaccineFinder.org, the existing BCH service promoted by the CDC for the general public to locate any vaccination, to enable United States residents to locate medical providers approved for COVID-19 vaccinations with available vaccine inventory.
The agreement with BCH provides for payments to the Company totaling $8.5 million. The Company began the work in the fourth quarter of 2020 and currently expects to complete the work in the second quarter of 2021.
Item 8.01    Other Events.

The information set forth in Item 7.01 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit        Description

3.1 Second Amended and Restated Bylaws of Castlight Health, Inc., effective December 18, 2020
3.2    Second Amended and Restated Bylaws of Castlight Health, Inc., effective December 18, 2020 (marked for changes)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	December 18, 2020	By:	/s/ Alex Shvartsman
Alex Shvartsman
SVP, General Counsel